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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1997


                     Potash Corporation of Saskatchewan Inc.
               (Exact name of Registrant as Specified in Charter)

        Saskatchewan                   1-10351                     N/A
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification No.)

122 - 1st Avenue South, Suite 500, Saskatoon, Saskatchewan, CANADA  S7K 7G3
               (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code    306-933-8500

                                       N/A

          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

                On June 11, 1997, Potash Corporation of Saskatchewan Inc. ("PCS") entered into a terms agreement (which incorporates an underwriting agreement) relating to the sale by PCS of its $400,000,000 aggregate principal amount 7.125% Notes due June 15, 2007 (the "Notes").

                Information concerning this offering is included or incorporated by reference in the Prospectus which constitutes part of PCS's Registration Statement on Form S-3 (Registration No. 333-27685), as supplemented by the Prospectus Supplement dated June 11, 1997.


Item 7.   Exhibits.

                1(a)   Underwriting Agreement.

                1(b)   Terms Agreement.

                4(a)   Indenture.

                4(b)   Form of Notes.

                23(a)  Consent of Arent Fox Kintner Plotkin & Kahn.

                23(b)  Consent of Goodman Phillips & Vineberg S.E.N.C.
                       (Montreal).


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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Potash Corporation of Saskatchewan Inc.


                                      /s/ John L.M. Hampton
                                      ------------------------------------
Date: June 16, 1997                   Name: John L.M. Hampton
                                      Title: Senior Vice President,
                                             General Counsel and Secretary




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